KURZWEIL APPLIED INTELLIGENCE, INC.

                            SELLING AGENCY AGREEMENT

                        1,320,050 SHARES OF COMMON STOCK



Miller Johnson & Kuehn Incorporated                      Minneapolis, Minnesota
1660 South Highway 100                                              May 7, 1996
Suite 228
Minneapolis, MN 55416-1519

Gentlemen:

         The undersigned, Kurzweil Applied Intelligence, Inc., (the "Company") hereby confirms its agreement with you (the "Selling Agent") as follows:

         1. DESCRIPTION OF OFFERING. The Company proposes to offer and sell up to 1,320,050 shares of its common stock, $.01 par value per share, (the "Shares") to private investors through you, as its agent (the "Offering") at a purchase price of $2.00 per share. Purchases will be made pursuant to a purchase agreement ("Purchase Agreement") between the Company and each investor. The terms of the Purchase Agreement shall be reasonably acceptable to the Company and the Selling Agent.

         2. APPOINTMENT OF AGENT. On the basis of the warranties, representations and agreements of the parties hereto, the Company hereby appoints the Selling Agent, and the Selling Agent hereby accepts such appointment, to act as the Company's exclusive agent in connection with the offer and sale of the Shares to private investors, on a best efforts basis. The Selling Agent will use its best efforts to sell the Shares, but there is no commitment by the Selling Agent to purchase or sell all or any of the Shares. The Selling Agent may utilize the services of sub-agents, but the use of sub-agents shall not increase the compensation payable by the Company hereunder.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Selling Agent as follows:

                  (a) The Company will prepare a disclosure document or package consisting of the Company's draft annual report on Form 10-KSB for the fiscal year ended January 31, 1996, the Company's annual report on Form 10-KSB for the fiscal year ended January 31, 1995, the Company's quarterly reports on Form 10-QSB for each of the three prior fiscal quarters, the Company's preliminary Proxy Statement for its 1996 Annual Meeting of Shareholders and the Company's press releases for the prior 12 months (which, together with any supplements or amendments thereto including any documents referred to or incorporated by reference therein is herein defined as the "Disclosure Package") with respect to the Shares which will (i) fairly present all



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         material information regarding the Company; and (ii) will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made. The Company will also prepare and file a Form D, if applicable, with the Securities and Exchange Commission (the "Commission"). The Disclosure Package and Form D will be subject to your approval, which will not be unreasonably withheld. The Company has not taken, or omitted to take, any action and will not take, or omit to take, any action which would have the result of making the exemptions from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") or Regulation D thereunder unavailable for the offer and sale of the Shares. The Company and the Selling Agent shall mutually determine whether to issue a press release under Rule 135 of the Securities Act and the contents of such release.

                  (b) As of the commencement date of the Offering and until and as of the date of any Closing (as hereinafter defined), the Disclosure Package will (i) fairly present all material information regarding the Company; and (ii) not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided, that the representations and warranties in this paragraph shall not apply to statements or omissions made in reliance upon written information furnished to the Company by the Selling Agent expressly for use in preparation of the Disclosure Package.

                  (c) The financial statements (including all related schedules and notes) set forth in the Disclosure Package will fairly represent the financial condition and results of operations of the Company as of the dates and for the periods indicated; such statements will have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods indicated; and, in the event the Disclosure Package shall include a report of a public accountant, such report shall be by an independent public accountant within the meaning of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder.

                  (d) The Company is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business, as will be described in the Disclosure Package. The Company has no subsidiaries.

                  (e) The Company is duly qualified to do business as a foreign corporation and is in good standing in all states or jurisdictions in which the ownership or leasing of its property or the conduct of its business requires such qualification and the failure to be so qualified would have a materially adverse effect on the Company's business.

                  (f) The Company has full legal power, right and authority to enter into this Agreement and the Purchase Agreement. This Agreement and the Purchase Agreement have been duly authorized, and this Agreement has been and as of the date of Closing (as hereinafter defined) the Purchase Agreement will be executed and

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         delivered on behalf of the Company and this Agreement is, and the
         Purchase Agreement when delivered will be, the valid and binding obligation of the Company, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally, to the exercise of judicial discretion as to the availability of equitable remedies such as specific performance and injunction and subject, as to enforcement of the indemnification provisions, to limitations under applicable securities laws.

                  (g) Except as set forth in the Disclosure Package, the Company has all licenses, certificates, permits and other approvals from governmental and regulatory authorities necessary for the conduct of its business as it is currently being carried on and as will be described in the Disclosure Package, except those which would not have a material adverse effect on the Company if not obtained.

                  (h) Except as set forth in the Disclosure Package, the Company owns or possesses all assets, patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and rights necessary for the conduct of its business as it is currently being carried on and has not received any notice of conflict with the asserted rights of others in respect thereof. To the Company's knowledge, and except as will be set forth in the Disclosure Package or except as will not have a material adverse effect on the Company, no name which the Company uses and no other aspect of the business of the Company involves or gives rise to any infringement of, or license or similar fees for, any patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets or other similar rights of others.

                  (i) Since the date of the Disclosure Package and other than as herein or therein contemplated (i) the Company has not incurred any material liabilities or obligations, contingent or otherwise, not in the ordinary course of business, (ii) the Company has not paid or declared any dividend or other distribution with respect to its outstanding capital stock, (iii) there has not been any change in the capital stock or any material increase in the long-term debt of the Company, or any issuance of shares of capital stock of the Company or of options, warrants, or rights to purchase capital stock of the Company, (iv) no material loss or damage (whether or not insured) to the property of the Company has been sustained, (v) no material legal or governmental proceeding, domestic or foreign, affecting the Company or the transactions contemplated by this Agreement has been instituted or, to the best of the Company's knowledge, threatened, and (vi) there has not been any material adverse change in the business, condition (financial or otherwise) or properties of the Company.


                                                      3

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                  (j) The Company is not in breach, default or violation of, and the consummation of the transactions herein contemplated will not result in any breach of, any of the terms or conditions of, or constitute a default or violation under, (i) the Articles of Incorporation or By-Laws of the Company, (ii) any material indenture, agreement or other instrument to which the Company is now a party, or
         (iii) any law or any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body or administrative agency having jurisdiction over the Company or its property, except for such breaches, defaults or violations which would not have a material adverse effect on the Company.

                  (k) No approval, authorization, consent or order of any governmental or public board or body or self-regulatory organization, other than in connection with or in compliance with the provisions of the Securities Act, the Exchange Act and the securities laws of various jurisdictions, is legally required for the sale of the Shares by the Company.

                  (l) The Shares, when issued and delivered to the purchasers against payment therefor in accordance with the Purchase Agreement, will conform in all material respects to all statements made in relation thereto contained in the Disclosure Package, and will be validly issued, fully paid and non-assessable.

                  (m) Except as set forth in the Disclosure Package, there are no pending, or to the Company's knowledge threatened or contemplated actions, suits or proceedings before or by any court or governmental agency, authority or body, or any arbitrator, which are not ordinary, routine and incidental to the business of the Company or which might reasonably be expected to result in any material adverse change in the business condition (financial or otherwise) or properties of the Company.

                  (n) The Disclosure Package sets forth as of the date thereof the authorized capital stock of the Company, the number of shares which are issued and outstanding and the number of shares reserved for issuance upon exercise of options, warrants, rights and convertible instruments and there has been no material change in such amounts as of the date hereof. All outstanding shares of capital stock have been duly authorized, validly issued, are fully paid and nonassessable and have been issued pursuant to valid registrations under, or valid exemptions from, the registration requirements of, the Securities Act and appropriate state blue sky laws. The capital stock of the Company shall conform to the description thereof contained in the Disclosure Package.

                  (o) The Company has good and marketable title, free and clear of all liens, encumbrances and equities, and of all charges or claims, to all of the real and personal property owned by it, except liens, encumbrances and equities, and charges or claims, which are not material and do not materially affect the value of such property or interfere with the conduct of its business and has valid and binding leases to all of the

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         real and personal property described in the Disclosure Package as under lease to it with such exceptions as do not materially interfere with the conduct of its business.

                  (p) The Company has filed all federal, state and foreign income and franchise tax returns due prior to the date hereof and the date of the Closing and has paid all taxes, interest and penalties shown as due thereon; and the Company has received no notice of any material tax deficiency which has been asserted against the Company.

                  (q) The Company has all requisite power and authority to issue, sell and deliver the Shares in accordance with and upon the terms set forth in this Agreement. The Company has duly taken all required action for the due and proper authorization, issuance, sale and delivery of the Shares. No preemptive rights of security holders of the Company exist with respect to the issuance and sale of the Shares by the Company. No security holder of the Company possesses any registration rights except as disclosed in the Disclosure Package.

                  (r) In retaining and using the proceeds from the sale of the Shares, the Company will not be required to register as an "Investment Company" under the Investment Company Act of 1940, as amended.

                  (s) Neither the Company, or to its knowledge any of its predecessors, any affiliated issuer nor any of the Company's directors, officers, beneficial owners of 10% or more of any class of its equity securities or other affiliates nor any promoter of the Company is subject to any of the disabilities enumerated in Exhibit E hereto and the representations and warranties contained therein are true and correct.

                  (t) Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                  (u) On or prior to the Closing (as hereinafter defined) the Company will file a notice for the listing of the Shares offered hereby on the Nasdaq NMS.

                  (v) The Company is subject to the reporting requirements of the Securities Act and the Exchange Act and (i) has timely filed all reports and statements required to be filed thereunder in the 12 month period prior to the date hereof except that with respect to the Company's annual report on Form 10-KSB for its fiscal year ended January 31, 1996 the Company has timely filed a Form 12b-25 and intends to file such 10-KSB within the time period permitted by such Form 12b-25; and (ii) each report and statement was true and complete in all material respects when filed.

         4.       FURTHER AGREEMENTS OF THE COMPANY. The Company covenants

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and agrees as follows:

                  (a) The Company will promptly deliver to the Selling Agent and its counsel copies of the Disclosure Package and each amendment or supplement thereto. The Selling Agent is authorized on behalf of the Company to use and distribute copies of the Disclosure Package in connection with the sale of the Shares as, and to the extent, permitted by Federal and applicable state securities laws.

                  (b) The Company will promptly notify the Selling Agent, by telephone and in writing of (i) the issuance of any stop order suspending the sale of securities of the Company, or of the institution or notice of intended institution of any action or proceeding for that purpose and (ii) any other communication directed to the Company by any public authority relating to the possible suspension of the qualification of the offer and sale of the securities of the Company in any state.

                  (c) Until the Closing (as hereinafter defined) or the earlier termination of this Agreement, if any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Selling Agent, shall occur as a result of which it is necessary, in the opinion of counsel for the Company or the Selling Agent, to supplement or amend the Disclosure Package in order to make the Disclosure Package not misleading in light of the circumstances existing at the time it is delivered to a purchaser of the Shares, the Company will forthwith prepare an amended or supplemented Disclosure Package (in form satisfactory to counsel for the Selling Agent) so that the amended or supplemented Disclosure Package will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time the Disclosure Package is delivered to such purchaser, not misleading.

                  (d) The Company shall pay, or cause to be paid, all expenses incident to the performance of its obligations under this Agreement, including all expenses incident to the delivery of the Shares; the fees and expenses of counsel and accountants for the Company; the cost of filing the Form D and amendments thereto; and the cost of all blue sky filings, including legal expenses related thereto. The payment of all such fees and expenses shall not be conditioned upon the sale of any Shares. The Selling Agent will pay its own costs and expenses incident to the performance of its obligations under this agreement.

                  (e) The Company will use the net proceeds from the sale of the Shares for working capital and general corporate purposes.

                  (f) For a period of five years from the date hereof, the Company will furnish to the Selling Agent (i) within 100 days after the end of each fiscal year, a copy of the Company's annual report on Form 10-KSB or Form 10-K, including audited financial statements, together with a report thereon of its independent public

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         accountants, and (ii) within 55 days after the end of each of the first three quarters of each fiscal year, the Company's quarterly report on Form 10-Q or 10-QSB, including quarterly financial statements of the Company.

                  (g) If, at any time prior to July 2, 1996, the Company intends to engage an underwriter, selling agent or placement agent in connection with any financing, the Company shall notify you in writing of such intention and the proposed terms of sale and you shall have the right of first refusal to act in that capacity in accordance with the following provisions. The Company shall thereafter promptly furnish you with such information concerning the business, condition and prospects of the Company as you may reasonably request. If, within twenty (20) days of the receipt of such notice of intention or a statement of terms, you do not accept in writing such offer to act as underwriter, selling agent or placement agent with respect to such financing upon the terms proposed, the Company shall be free to negotiate with other underwriters, selling agents or placement agents with respect to any such financing and to effect the same on such proposed terms. Before the Company shall accept any proposal on terms which materially vary from such proposed terms, your preferential right shall be reinstated and the same procedure with respect to such notified proposal as provided above shall be adopted. The failure by you to exercise this right of first refusal in any particular instance shall not affect in any way such right with respect to any subsequent financing undertaken by the Company at any time prior to July 2, 1996. Notwithstanding the foregoing, the provisions of this subsection shall not apply if the Company engages an underwriter, selling agent or placement agent of national stature; provided, however, that in such event the Company will use reasonable, good-faith efforts to have the Selling Agent included as a co-managing underwriter, selling agent or placement agent.

                  (h) If, at any time prior to July 2, 1996, the Company shall undertake any strategic partnership, sale of the Company or its assets, merger, acquisition of stock or assets of another entity, or similar transaction, and shall elect to retain an investment banker or financial advisor in connection with such transaction, the Selling Agent shall be granted a right of first refusal to act as the Company's investment banker or financial advisor, in the same manner provided in subsection (g) above; provided, however, that this subsection (h) shall not apply if the Company retains an investment bank of national stature.

                  (i) The Company shall register the resale of the Shares in accordance with the provisions of Exhibit A attached hereto. In the event that (i) the Company shall fail to file with the Commission the Registration Statement described in Exhibit A (the "Registration Statement") by September 30, 1996; (ii) the Company shall fail to use its diligent, good faith efforts to have the Registration Statement declared effective by the Commission by November 30, 1996 and the Registration Statement is not declared effective by November 30, 1996; or (iii) the Registration Statement has not been declared effective by the Commission by June 1, 1997, then, on the date of the first

                                                      7

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         to occur of (i), (ii) or (iii) above (the "Extra Warrant Date") and on each monthly anniversary of the Extra Warrant Date thereafter until the earlier of the effective date of the Registration Statement ("Effective Date") or the twentieth monthly anniversary of the Extra Warrant Date, the Company shall issue to each investor in the offering warrants ("Extra Warrants") to purchase a number of shares of common stock equal to 5% of the number of Shares purchased by such investor in the offering. Each Extra Warrant shall entitle the holder thereof to purchase one share of common stock during the five-year period commencing on the date of issuance. The exercise price of the Extra Warrants shall be $2.00 per share. The exercise price and number of Extra Warrants shall be subject to adjustment in the event of a merger acquisition, recapitalization or stock split or reverse stock split of shares of the Company, the issuance by the Company of a stock dividend or any similar event. The Company shall include the shares underlying the Extra Warrants in the registration pursuant to the Registration Statement.

         5. OFFERING PERIOD. Subject to applicable law, the Selling Agent shall commence the offer and sale of the Shares to investors on or as soon as is reasonably practicable following the date hereof and, unless otherwise terminated hereunder shall continue to offer and sell the Shares to investors until the earlier of (i) the date on which all of the Shares are sold, (ii) May 15, 1996 (unless extended up to 30 days by the Company and the Selling Agent);
(iii) such earlier date as the Selling Agent and the Company mutually agree to terminate the offering; or (iv) on such date as the Selling Agent terminates its obligations under this Agreement as provided in Section 10 hereof. "Termination Date," as used herein, shall refer to the date on which the offering is terminated in accordance with the preceding sentence.

         6.       DELIVERY; PAYMENT AND CLOSING.

                  (a) A closing of the sale of Shares shall be held on or before May 15, 1996 at a mutually agreeable time at the offices of Leonard, Street and Deinard Professional Association, Minneapolis, Minnesota, unless some other time and place is mutually agreed upon by the Company and the Selling Agent. Additional closings may be held from time to time thereafter, if the offering period is extended as provided in
         Section 5(ii) until all of the Shares are sold (in any such case, a "Closing.")

                  (b) All checks and other funds received by the Selling Agent in subscription for the Shares shall be held by Selling Agent in accordance with Rule 15c2-4 under the Exchange Act until the Closing of the sale of such Shares. All subscriptions are subject to the reasonable approval of the Company.

         7. CONDITIONS TO CLOSING. The obligation of the Selling Agent to close the Offering shall be conditioned upon the satisfaction of the following at each
Closing:

                  (a) The receipt by the Selling Agent of an opinion of counsel to the

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         Company, substantially in the form of Exhibit B hereto.

                  (b) The receipt by the Selling Agent of a certificate of the President and Chief Financial Officer of the Company, stating that the representations and warranties contained in Section 3 hereof are true and correct in all respects as of the date of the Closing, that the Company has performed all of its agreements and obligations to be performed under this Agreement and that the Disclosure Package, as of the date of Closing, contains all material statements which are required to be made therein, does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, in the form attached hereto as Exhibit C.

                  (c) The receipt by the Selling Agent of a certificate of the Secretary of the Company in the form attached hereto as Exhibit D.

                  (d) The receipt by the Selling Agent of a certificate of the Company in the form attached hereto as Exhibit E.

                  (e) The receipt by Selling Agent of the commission referred to in Section 8 hereof.

                  (f) Such other documents, opinions and certificates as the Selling Agent may reasonably request.

         8.       SALES COMMISSIONS.

                  (a) At each Closing, and conditioned thereon, the Selling Agent shall receive from the Company as a commission 10% of the gross proceeds received from the sale of the Shares at such Closing. The commissions shall be payable to or upon the order of the Selling Agent in immediately available Minneapolis funds and may, at the option of the Selling Agent, be netted against the gross proceeds to be delivered by the Selling Agent to the Company.

                  (b) If, during the period commencing on the Termination Date, as defined herein, and ending on the first anniversary thereof, the Company shall sell any securities (including, but not limited to, shares of common stock, debentures or warrants) to Special Situations Cayman Fund L.P. or Special Situations Fund III L.P., the Selling Agent shall be entitled to receive upon the sale of such securities a commission consisting of a cash amount equal to 10% of the purchase price paid for such securities by such purchaser. Upon any termination of this Agreement, the Selling Agent will provide the Company with a list of persons whom the Selling Agent contacted.


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         9.       INDEMNIFICATION.

                  (a) The Company shall indemnify and hold harmless the Selling Agent, and each person who controls (as such term is defined by Rule 405 under the Securities Act) the Selling Agent within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint and several, to which the Selling Agent or such controlling persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Disclosure Package, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any material breach by the Company of any of its representations, warranties or covenants contained herein; and will reimburse the Selling Agent and each such controlling person for any legal or other expenses reasonably incurred by such Selling Agent or such controlling person (including in settlement of any litigation, if such settlement is effected with the written consent of the Company) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that: (i) such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Agent specifically for use in the preparation of the Disclosure Package or any additions or supplements thereto or (ii) a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or cost resulted exclusively from actions taken or omitted to be taken by the Selling Agent or such controlling persons due to its or his gross negligence, bad faith or willful misconduct or a breach of this Agreement by Selling Agent or such controlling persons. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) The Selling Agent will indemnify and hold harmless the Company, each person who controls (as such term is defined under Rule 405 under the Securities Act) the Company within the meaning of the Securities Act, each of its directors, and each of its officers, against any losses, claims, damages or liabilities, joint and several, to which the Company, any such controlling person, director or officer may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Disclosure Package, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission is made in the Disclosure Package or any additions or supplements thereto, or such amendment or such supplement, in reliance upon and in conformity with written information furnished to the Company by the Selling Agent specifically for use in the preparation thereof; and will reimburse the Company, any such controlling person, director or officer for any legal or other expenses reasonably incurred by them (including in settlement of any litigation, if such settlement is effected with the written consent of the Selling Agent) in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Selling Agent may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section, notify each indemnifying party in writing of the commencement thereof. The indemnification provided for in this Section 9 shall not be available to any party who fails to so notify each indemnifying party to the extent that the indemnifying party to whom notification was not given was unaware of the action to which the notification would have related and was prejudiced by the failure to notify; provided, however, that the omission to so notify each indemnifying party will not relieve any indemnifying party from any liability which it may have to any indemnified party otherwise than under this section. In case any such action is brought against any indemnified party, and it seeks or intends to seek indemnity from an indemnifying party and notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel chosen by the indemnifying party and reasonably satisfactory to the indemnified party; provided, however, if the defendants in any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel (but the indemnifying party shall not be liable for the expenses of more than one such separate counsel), to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assumption of legal defenses in accordance with the above proviso or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement.

                  (d) As an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding as to which indemnification hereunder is sought, commencing on the one hundred eightieth day after the service of a summons and complaint on the Selling Agent with respect to an action for which indemnification is sought, the Company will reimburse the Selling Agent on a monthly basis for all reasonable legal fees or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Selling Agent for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is ultimately held to have been improper, the Selling Agent shall promptly return it to the party or parties that made such payment, together with interest, determined on the basis of the base rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Norwest Bank Minnesota, N.A., ("Prime Rate"). Any such required interim reimbursement payments which are not made to the Selling Agent within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

                  (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Sections 9(a) or 9(b) is for any reason held, by a court of competent jurisdiction, to be unenforceable as to any party entitled to indemnity, the Company and the Selling Agent, or any controlling person of the foregoing, shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted) to which the Company and the Selling Agent, or any controlling person of the foregoing, may be subject (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Selling Agent on the other from the offering contemplated hereby or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Selling Agent on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or expense, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Selling Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total sales commissions received by the Selling Agent. The relative fault of the Company, on the one hand, and of the Selling Agent on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Selling Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation or guilty of misstating or misrepresenting a material fact or failing to state a material fact shall be entitled to contribution, as to any liability arising from such fraudulent misrepresentation or omission, from any person who was not guilty of such fraudulent or other misrepresentation or omission.

         10. TERMINATION. The Selling Agent shall have the right to terminate its obligations under this Agreement by giving the Company notice as hereinafter specified at any time on or prior to the Closing if the Company shall have failed, refused or been unable, at or prior to the Closing, to perform any agreement on its part to be performed; if there shall have been a breach of any warranty or representation contained herein, or because any other conditions of the Selling Agent's obligations set forth herein are not fulfilled. Any such termination shall be without liability of any party to any other party.

         11. REPRESENTATIONS AND AGREEMENTS TO SURVIVE. The respective covenants, agreements, representations and warranties of the Company and the Selling Agent hereunder, as set forth in, or made pursuant to this Agreement, shall remain in full force and effect regardless of any investigation made by or on behalf of any such party or any of its directors or officers or any controlling person, and shall survive delivery of and payment for the Shares; and the indemnification agreements contained in Section 9 shall also survive any termination of this Agreement.

         12. NOTICES. Except as otherwise expressly provided in this Agreement or duly noticed hereunder, all notices and other communications hereunder shall be in writing and, if given to the Selling Agent, shall be mailed, delivered or telegraphed and confirmed to Miller Johnson & Kuehn Incorporated, 5500 Wayzata Boulevard, Suite 800 - 8th Floor, Minneapolis, Minnesota 55416, Attention: Paul
R. Kuehn, with a copy to its counsel, Leonard, Street and Deinard, 150 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402, Attention: John C. Kuehn or, if given to the Company, shall be mailed, delivered or telegraphed and confirmed to Kurzweil Applied Intelligence, Inc., 411 Waverley Oaks Road, Waltham, Massachusetts 02154, Attention: Thomas Brew, with a copy to its counsel, Roger M. Barzun, Esq., P.O. Box 767, Concord, Massachusetts 01742-0767.

         13. MISCELLANEOUS. This Agreement shall inure to the benefit of and be binding upon the successors of the Selling Agent and of the Company. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto and their successors, and the controlling persons and directors and officers referred to in Section 9 hereof, any legal or equitable right, remedy or claim under or in respect to this Agreement or any provision hereof. The term "successors" shall not include any purchaser of the Shares merely by reason of such purchase. No subrogee of a benefited party shall be entitled to any benefits hereunder.

         If the foregoing expresses our agreement with you, kindly confirm by signing the acceptance on the enclosed counterpart hereof and return the same to us, whereupon this letter and your acceptance shall become and constitute a binding agreement between the Company and the Selling Agent in accordance with its terms.

                                            Very truly yours,

                                            KURZWEIL APPLIED INTELLIGENCE, INC.


                                            By_________________________________
                                                 Thomas E. Brew, Jr., President

         The terms set forth in the foregoing Selling Agency Agreement between Kurzweil Applied Intelligence, Inc. and Miller Johnson & Kuehn Incorporated are hereby accepted and confirmed.

MILLER, JOHNSON & KUEHN INCORPORATED


By_________________________________
  Paul R. Kuehn, President

                                                                      Exhibit A

                               REGISTRATION RIGHTS

         1.       Required Registration.

         As soon as practicable but in no event later than September 30, 1996, the Company shall file a Registration Statement under the Securities Act covering the offering and sale of the Shares purchased by the Investors, and will diligently proceed to use its diligent, good faith efforts to have such Registration Statement become effective with the Securities and Exchange Commission (the "Commission") as soon as possible thereafter and in any event no later than November 30, 1996.


         2.       Registration - General Provisions.

         (a) Whenever the Company is required to effect the registration of Shares under the Securities Act, the Company will:

                           (i) Prepare and file with the Commission a
                  registration statement with respect to such securities, and use its diligent, good faith efforts to cause such registration statement to become effective and remain effective until the earlier of the date on which: (i) all Shares have been sold or (ii) the Shares may be sold without restriction pursuant to Rule 144(k) under the Securities Act;

                           (ii) prepare and file with the Commission such
                  amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for the period required by Section 2(a)(i) above;

                           (iii) provide Investors' counsel with reasonable
                  opportunities to review and comment on, and otherwise participate in, the preparation of such registration statement;

                           (iv) furnish to the Investors participating in such
                  registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as the Investors and underwriters may reasonably request in order to facilitate the public offering of such securities;

                           (v) use its diligent, good faith efforts to register
                  or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as any such Investor may reasonably request, except that the Company shall not for any purpose be required to execute a general consent to service of process (which shall not include a "Uniform Consent to Service of Process" or other similar consent to service of process which relates only to actions or proceedings arising out of or in connection with the sale of securities, or out of a violation of the laws of the jurisdiction requesting such consent) or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                           (vi) notify the Investors, promptly after it shall
                  receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                           (vii) notify the Investors promptly of any request by
                  the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                           (viii) prepare and file with the Commission, promptly
                  upon the request of any Investor, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Investor (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of the Shares by such Investor;

                           (ix) prepare and promptly file with the Commission
                  and promptly notify the Investors of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                           (x) advise the Investors, and the Investors' counsel,
                  if any, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                           (xi) not file any amendment or supplement to such
                  registration statement or prospectus to which a majority in interest of the Investors shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and

                           (xii) at the request of any such Investor, furnish on
                  the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Investor or Investors making such request, covering such matters as such underwriters may reasonably request; and (ii) letters, dated such respective dates, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Investor or Investors making such request, covering such matters as such underwriters may reasonably request, in which letter such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountants within the meaning of the Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Act.

         (b) The Company shall pay all Registration Expenses (as defined below) in connection with the inclusion of Shares in any Registration Statement, or application to register or qualify Shares under state securities laws, filed by the Company hereunder, other than as set forth herein. For purposes of this Agreement, the term "Registration Expenses" means the filing fees payable to the Commission, any state agency and the National Association of Securities Dealers, Inc.; the fees and expenses of the Company's legal counsel and independent certified public accountants in connection with the preparation and filing of the Registration Statement (and all amendments and supplements thereto) with the Commission; and all expenses relating to the printing of the Registration Statement, prospectuses and various agreements executed in connection with the Registration Statement. Notwithstanding the foregoing, the Investor will pay the fees and expenses of any legal counsel Investor may engage, as well as the Investor's proportionate share of any custodian fees or commission or discounts which may be payable to any underwriter.

         (c) The Investors acknowledge that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement, when there exists material non-public information relating to the Company (including, but not limited to, an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction (or negotiations with respect thereto)) which in the reasonable opinion of the Company's Board of Directors should not be disclosed. Accordingly, the Company may suspend resales pursuant to such Registration Statement for a period not to exceed ninety (90) days in any twenty-four (24) month period if the Company has been advised by counsel and the Board of Directors reasonably concurs that the information the Board reasonably believes should not be disclosed is material and therefore the prospectus forming a part of the Registration Statement is not current. Each Investor agrees that it shall not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Investor notice of the suspension of such prospectus and ending at the time the Company gives the Investor notice that the Investor may thereafter effect sales pursuant to such prospectus.

         (d) The Company hereby indemnifies the holder of the Shares, its officers and directors, and any person who controls such holder within the meaning of Section 15 of the Securities Act of 1933, against all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in any registration statement, prospectus, notification or offering circular (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such holder expressly for use therein, and each such holder severally agrees that it will indemnify and hold harmless the Company and each of its officers who signs such registration statement and each of its directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act of 1933 with respect to losses, claims, damages or liabilities which are caused by any material untrue statement or omission contained in information furnished in writing to the Company by such holder expressly for use therein.

                                                                      Exhibit B

               MATTERS TO BE COVERED IN OPINION OF ROGER M. BARZUN


         (1) The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware; has the requisite corporate power to own, lease and operate its properties and conduct its business as described in the Disclosure Package; and is duly qualified to do business as a foreign corporation in good standing in all jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification and in which the failure to be qualified or in good standing would have a material adverse effect on its business;

         (2) The Company has the corporate power to enter into the Selling Agency Agreement and the Purchase Agreement, and the Selling Agency Agreement and the Purchase Agreement have been duly and validly authorized, executed and delivered by or on behalf of the Company and are the valid and binding obligation of the Company, enforceable in accordance with its terms, subject, as to the enforcement or remedies, to applicable bankruptcy, insolvency, moratorium and other laws affecting the rights of creditors generally, and except that rights to indemnify may be limited by federal or state securities laws and subject to general principles of equity.

         (3) Both the number of authorized shares and the number of outstanding shares of capital stock of the Company set forth in the Disclosure Package under the caption "Description of Shares" are correct as of the date of the Disclosure Package and as of the date hereof. All outstanding capital stock of the Company has been duly authorized and validly issued, and is fully paid, and nonassessable. To the knowledge of such counsel, no preemptive rights, contractual or otherwise, of securities holders of the Company exist with respect to the issuance or sale of the Shares by the Company pursuant to this Agreement. The Shares conform as to matters of law in all material respects to the description concerning them made in the Disclosure Package, and such description accurately sets forth the material legal provisions thereof required to be set forth in the Disclosure Package, or any such amendment or supplement.

         (4) The Shares have been duly authorized and, upon delivery to the investors against payment therefor, will be validly issued, fully paid and nonassessable.

         (5) To such counsel's knowledge, the execution, delivery, and performance of this Agreement will not violate or conflict with the articles of incorporation or bylaws of the Company, nor will the execution, delivery and performance of this Agreement be in material contravention of any of the provisions of any note, indenture, mortgage, deed of trust, joint venture agreement, agreement or other instrument known to such counsel to which the Company is a party or by which it is bound and which is material to the business of the Company as a whole, or of any material law, rule or regulation of the United States or the State of Massachusetts or any order, writ, injunction or decree of any government, governmental agency, or court having jurisdiction over the Company or any of its properties

(except federal and state securities laws).

         (6) To the best of such counsel's knowledge, (A) there are no material statutes, agreements, contracts, leases, or other documents or material legal or governmental proceedings of a character required by the Act and the Rules and Regulations to be described or referred to in the Disclosure Package which are not so described and (B) all descriptions of legal or governmental proceedings and of agreements, contracts and leases contained in the Disclosure Package constitute fair and accurate summaries of such proceedings, agreements, contracts and leases and fairly present the information called for with respect to the same.

         (7) No authorization, approval or consent of any governmental authority or agency is necessary in connection with any issuance and sale of the Shares, as contemplated under this Agreement, except such as may be required under the Act or under state or other securities laws in connection with any purchase and distribution of such securities by the Selling Agent.

         (8) Assuming the accuracy of the representations and warranties of the purchaser in the Purchase Agreement, the offer and sale of the Shares are exempt from registration under the Securities Act of 1933.

         (9) To the best of such counsel's knowledge, the Company is not in default of its articles of incorporation or bylaws or of any of the agreements to which the Company is a party which have been identified by the Company as material agreements and which are listed on the attached Schedule 1.

         (10) Such counsel shall also state that, although such counsel are not opining as to, and cannot guarantee the accuracy and completeness of the statements contained in the Disclosure Package, in the course of such counsel's representation of the Company nothing has come to the attention of such counsel which causes them to believe that the Disclosure Package (except as to the financial statements and supporting financial data included or incorporated therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that such statement does not require any statement concerning statements in, or omissions from, the Disclosure Package which are based upon and conform to written information furnished to the Company by the Selling Agent.

         In expressing the foregoing opinions, as to matters of fact, counsel may rely, to the extent reasonable, upon certificates of public officials and of the responsible officers of the Company.

                                                                      Exhibit C

                              OFFICERS' CERTIFICATE

                                   CERTIFICATE
                                       OF
                             CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER


         Pursuant to Section 7(b) of the Selling Agency Agreement, dated _____________, 1996, (the "Agency Agreement") between Kurzweil Applied Intelligence, Inc. (the "Company") and Miller, Johnson & Kuehn, Incorporated, the undersigned, being the duly elected Chief Executive Officer and Chief Financial Officer, respectively, of the Company, hereby certify that:

         1. Each of the representations and the warranties of the Company set forth in Section 3 of the Agency Agreement are true and correct on this date as if made by the Company on this date.

         2. The Company has performed all of its agreements and obligations to be performed under the Agency Agreement.

         3. The Disclosure Package of the Company, dated ____________, 1996, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Dated:  ____________, 1996



                                                    ___________________________
                                                    _________________
                                                    Chief Executive Officer



                                                    ___________________________
                                                    __________________
                                                    Chief Financial Officer

                                                                      Exhibit D


                            CERTIFICATE OF SECRETARY

         I, _______________, the duly elected and acting Secretary of Kurzweil Applied Intelligence, Inc., a Delaware corporation (the "Company"), do hereby certify as follows:

         1. Attached hereto as Exhibit A is a true, complete and correct copy of the Amended and Restated Certificate of Incorporation of the Company. There have been no amendments to such Amended and Restated Certificate of Incorporation of the Company and no amendments have been authorized or contemplated as of the date hereof, except as indicated in the Proxy Statement for the Company's Annual Meeting of Shareholders, dated _________________, 1996.

         2. Attached hereto as Exhibit B is a true, correct and complete copy of the Bylaws of the Company.

         3. Attached hereto as Exhibit C is a true, correct and complete copy of resolutions duly adopted by unanimous written action of the Board of Directors of the Company, effective _______________, 1996, which resolutions have not been amended or repealed and are in full force and effect on the date hereof.

         4. The following persons are the duly qualified and acting officers of the Company duly elected or appointed to the offices set forth opposite their respective names, and the signatures set forth opposite their names are their true and genuine signatures:

Name                  Office                              Signature

______________        President and Chief Executive
                      Officer                             _____________________
______________        Secretary, Treasurer
                      and Chief Financial Officer         _____________________

         IN WITNESS WHEREOF, I have executed this Certificate the day of May, 1996.


                                                              ________________,
Secretary

         I, _________, do hereby certify that I am the duly elected, qualified and acting President and Chief Executive Officer of the Company, and do further certify that ________________ is the duly elected, qualified and acting Secretary of the Company and that the foregoing signature is his true and genuine signature.

Dated:  May __, 1996
                                                                      EXHIBIT E

                           ISSUER BAD BOY CERTIFICATE


         1. Neither the Issuer, any of its predecessors nor any affiliated issuer:

                  (a) has filed a registration statement which is the subject of any pending proceeding or examination under Section 8 of the Securities Act of 1933 (the "1933 Act") or is the subject of any refusal order or stop order thereunder within the past five years;

                  (b) is subject to any pending proceeding under Rule 258 promulgated under the 1933 Act or any similar rule adopted under Section 3(b) of the 1933 Act, or to an order entered thereunder within the past five years;

                  (c) has been convicted within the past five years of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the United States Securities and Exchange Commission (the "SEC");

                  (d) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminary restraining or enjoining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, entered within the past five years, permanently restraining or enjoining, such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the SEC; or

                  (e) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code, within the past five years; or is subject to a temporary restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

         2. None of the Issuer's directors, officers, general partners, or beneficial owners of 10% or more of any class of its equity securities ("Beneficial Owner") means a person having the power to vote or direct the vote and/or the power to dispose or direct the disposition of such securities), nor any of its promoters presently connected with it in any capacity:

                  (a) has been convicted within the past ten years of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the SEC, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor;

                  (b) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminarily enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, entered within the past five years, permanently enjoining or restraining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of a false filing with the SEC, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor;

                  (c) is subject to an order of the SEC entered pursuant to
Section 15(b), Section 15(B)(a) or 15(B)(c) of the Securities Exchange Act of 1934 (the "1934 Act"); or is subject to an order of the SEC entered pursuant to
Section 203(e) or (f) of the Investment Advisors Act of 1940;

                  (d) is suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the 1934 Act, an association registered as a national securities association under Section 15A of the 1934 Act, or a Canadian securities exchange or association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; or

                  (e) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code, within the past five years; or is subject to a restraining order or preliminary injunction entered under Section 3005 of Title 39, United States Code.



                                                      2